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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A

             REPORT (AMENDMENT NO. 2) PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       August 22, 1997
                                                --------------------------------

                                  Bigmar, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                    1-14416                   31-1445779
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      (State or other              (Commission              (I.R.S. Employer
       jurisdiction               File Number)             Identification No.)
     of incorporation)


     9711 Sportsman Club Road,        Johnstown,    Ohio       43031-9141
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             (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code     (614) 966-5800
                                                  ------------------------------


                  6660 Doubletree Avenue, Columbus, Ohio 43229
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         (Former name or former address, if changed since last report.)


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Item 4.       Changes in Registrant's Certifying Accountant.

       In accordance with Item 304 of Regulation S-K, the following information pertains to the change in Registrant's Certifying Accountant:

       (i) Effective August 22, 1997, KPMG Peat Marwick LLP ("KPMG") has been appointed as the Registrant's certified public accountants replacing Richard A. Eisner & Company, LLP ("Eisner & Company") who has been dismissed as of August 22, 1997;

       (ii) The Eisner & Company reports on the financial statements of the Company for the years ended December 31, 1995 and 1996 do not contain an adverse opinion or a disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope, or accounting principles, except as set forth in the Report of Independent Auditors dated March 3, 1997 and with respect to Note C, March 27, 1997, which included an explanatory paragraph indicating that there was substantial doubt about the Company's ability to continue as a going concern.

       (iii) The Company's decision to change its accountants was conditionally approved by the Company's Board of Directors (subject to the Company's negotiation and execution of an engagement agreement with KPMG).

       (iv) The Registrant had no disagreements with Eisner & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in any of the Registrant's two most recent fiscal years ended December 31, 1995 and 1996 or the subsequent interim period ended August 22, 1997 which disagreements, if not resolved to the satisfaction of Eisner & Company, would have caused it to make reference to the subject matter of such disagreement in connection with its report for the fiscal years ended December 31, 1995 and 1996 or in connection with any report which might be issued for any subsequent interim period ended August 22, 1997;

       (v) None of the kind of events listed in subsections (A) through (D) of Item 304(a)(1)(v) of Regulation S-K occurred during either of the Registrant's two most recent fiscal years ended December 31, 1995 and 1996 or during the subsequent interim period August 22, 1997.

The Company had previously reported that "accounting information with respect to the agreement disclosed in Item 5-Other Information in the June 30, 1997 10-Q, if further investigated, may materially impact the fairness or reliability of the financial statement to be issued covering the fiscal period subsequent to the financial statements covered by an audit report." These comments were included in the previous Form 8-K at the request of the Company's former auditors, Eisner & Company. The purpose of these comments was to acknowledge that an audit had not yet been performed by the Company's previous auditors, Eisner & Company, for the fiscal period January 1, 1997 to August 22, 1997.

To further clarify the nature of the transaction, the transaction is as follows, and it will be treated as follows, and it will not effect the fairness or the reliability of the Company's financial statements.

On August 4, 1997 the Company consummated an agreement to acquire the U.S. rights to sell all oncological products previously assigned to Protyde Pharmaceuticals, Inc. (Protyde). The Company paid $2,000,000 to Protyde which included a return of advances for reimbursable expenses of $750,000 and $1,250,000 for the U.S. rights, plus the value of warrants to purchase up to 500,000 fully-paid and non-assessable shares of common stock of the Company.

The Company intends to record a charge to income in the quarter ended September 30, 1997 for the net amount of consideration given to Protyde.

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Item 7.       Exhibits

       16. Letter to Securities and Exchange Commission from Richard A. Eisner & Company, LLP dated September 30, 1997.

       Pursuant to the requirements of the Securites Exchange Act of 1934, as amended, the registrant has duly causes this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Bigmar, Inc.
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                                                     (Registrant)

September 30, 1997                    By: /s/ Michael K. Medora
                                          -------------------------------------
                                          Michael K. Medora
                                          Chief Financial Officer and Treasurer


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